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                                                                    Exhibit 23.2





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-57635 of AMRESCO, INC. on Form S-3 of our report dated February 2, 1998, appearing in the Annual Report on Form 10-K of AMRESCO, INC. for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




DELOITTE & TOUCHE LLP


Dallas, Texas
July 16, 1998